UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2007

ARGONAUT GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-14950	95-4057601
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10101 Reunion Place, Suite 500 San Antonio, TX	78216
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 321-8400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 7, 2007, Argonaut Group, Inc. issued a press release reporting the declaration of its special dividend to common stockholders of Argonaut Group, Inc. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Press Release issued by Argonaut Group, Inc. dated June 7, 2007.

Additional Information

In connection with a proposed merger transaction between Argonaut and PXRE Group Ltd., PXRE Group Ltd. has filed with the SEC a registration statement on Form S-4 which contains a preliminary joint proxy statement/prospectus. The registration statement on Form S-4 has not been declared effective by the SEC. Investors and shareholders of Argonaut and PXRE Group Ltd. are urged to read the definitive joint proxy statement/prospectus (including any amendments or supplements thereto) and any other relevant materials regarding the proposed merger transactions (when they become available) because they contain or will contain important information about Argonaut, PXRE Group Ltd. and the proposed merger transaction. The definitive joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Argonaut with the SEC, may be obtained free of charge at the SEC’s web site at http://www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the SEC by Argonaut by directing a written request to Argonaut Group, Inc. Attention: Craig Comeaux, Secretary, 10101 Reunion Place, Suite 500, San Antonio, Texas, 78216 or by calling 210-321-8400. Investors and shareholders are urged to read the definitive joint proxy statement/prospectus and any other relevant materials (when they become available) before making any voting or investment decisions with respect to the proposed merger transaction.

Participants in the Solicitation

Argonaut and its directors and executive officers and PXRE Group Ltd. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Argonaut and PXRE Group Ltd. in connection with the proposed merger transaction. Information regarding the special interests of these directors and executive officers in the proposed merger transaction is included in the preliminary joint statement/prospectus referred to above and will be included in the definitive joint proxy statement/prospectus (when it becomes available).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2007

ARGONAUT GROUP, INC.

By:	/s/ Mark W. Haushill
Mark W. Haushill
Senior Vice President and Chief Financial Officer